                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11 (c) or Section
    240.14a-12

                         THE RESERVE PETROLEUM COMPANY
   -------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

   -------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement if Other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No Fee Required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1)  Title of each class of securities to which transaction applies:

       ----------------------------------------------------------------------
   2)  Aggregate number of securities to which transaction applies:

       ----------------------------------------------------------------------
   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       ----------------------------------------------------------------------
   4)  Proposed maximum aggregate value of transaction:

       ----------------------------------------------------------------------
   5)  Total fee paid:

       ----------------------------------------------------------------------

[ ]    Fee paid with Preliminary Proxy Statement
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1)  Amount Previously Paid:

       --------------------------------------------
   2)  Form, Schedule or Registration Statement No.:

       --------------------------------------------
   3)  Filing Party:

       --------------------------------------------
   4)  Date Filed:

       --------------------------------------------

                    PROXY OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 6, 1997
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


KNOW ALL MEN BY THESE PRESENTS:

  That the undersigned holder(s) of common stock of The Reserve Petroleum Company, a Delaware corporation, does hereby constitute and appoint Mason McLain and Robert T. McLain as true and lawful attorneys and proxies for the undersigned, each with full power of substitution and revocation, to vote for and in the name, place and stead of the undersigned at the Annual Meeting of Stockholders of the Company to be held at 6801 N. Broadway, Suite 300, Oklahoma City, Oklahoma, on Tuesday, May 6, 1997, at 3:00 p.m., and any adjournment thereof, all of the stock of the Company which the undersigned would be entitled to vote if then personally present, hereby revoking any Proxy heretofore given.

  This Proxy will confer discretionary authority to vote upon matters incidental to the conduct of the meeting, matters not known to management prior to the date of the Proxy Statement which are presented to the meeting and the approval of the form of minutes of the 1996 Annual Stockholders' Meeting.


                         Election of Directors
                               WITHHOLD
VOTE FOR                   AUTHORITY TO VOTE                       NOMINEE
--------                   -----------------                       -------
  ( )                             ( )                              Mason McLain
  ( )                             ( )                              Robert T. McLain
  ( )                             ( )                              Jerry L. Crow
  ( )                             ( )                              M.D. Ralston
  ( )                             ( )                              Loyd Terry
  ( )                             ( )                              Robert L. Savage
  ( )                             ( )                              Marvin E. Harris, Jr.



       THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES.

       This Proxy may be revoked at any time before the authority granted therein is exercised; otherwise, it shall remain in full force and effect.

       IN WITNESS WHEREOF the undersigned has executed this Proxy on the______day of ___________________1997.


                                           -----------------------------
                                           Signature


                                           -----------------------------
                                           Signature if held jointly


                                           -----------------------------
                                           Address



       Please sign your name(s) exactly as it appears on your stock certificate and return this Proxy promptly to save the Company additional mailing expense. Executors, administrators, trustees, guardians and others signing in a representative capacity please give their full titles. When shares are held by joint tenants both should sign. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                         THE RESERVE PETROLEUM COMPANY
                          6801 N. Broadway, Suite 300
                       Oklahoma City, Oklahoma 73116-9092

                            NOTICE OF ANNUAL MEETING
                                OF STOCKHOLDERS
                                  May 6, 1997


To The Stockholders:

The Annual Meeting of stockholders of The Reserve Petroleum Company (the "Company") will be held on Tuesday, the 6th day of May, 1997 at 3:00 o'clock p.m. CDT at the offices of the Company at 6801 N. Broadway, Suite 300, Oklahoma City, Oklahoma, for the following purposes:

    1. Electing seven (7) directors to serve until the next Annual Meeting of stockholders or until their respective successors are elected and qualified.

    2. Transacting such other business as may properly be brought before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on the 6th day of April 1997, will be entitled to notice of or to vote at the Meeting or any adjournment thereof. A complete list of the stock- holders entitled to vote at the meeting will be open for examination by any stockholder during the ordinary business hours, for a period of ten (10) days preceding the Meeting at the Company's offices at 6801 N. Broadway, Suite 300 Oklahoma City, Oklahoma. The list shall also be produced and kept at the place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

    STOCKHOLDERS ARE URGED TO VOTE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED PREPAID ENVELOPE. It is desirable that as many stockholders as possible be represented at the meeting. Consequently, whether or not you now plan to attend in person, please vote, sign, date and return the enclosed Proxy. If you attend the meeting you may vote your shares in person even though you have previously signed and returned your proxy.

                                   By Order of The Board of Directors,




                                   Mason McLain, President

                         THE RESERVE PETROLEUM COMPANY
                                   Suite 300
                                6801 N. Broadway
                       Oklahoma City, Oklahoma 73116-9092


                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 6, 1997


                            SOLICITATION OF PROXIES


The accompanying Proxy is solicited by the Board of Directors of The Reserve Petroleum Company (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held in Oklahoma City, Oklahoma, on Tuesday the 6th day of May, 1997, and at any adjournment thereof. The Company will bear the costs of solicitation, which are estimated to be approximately $10,000, of which amount approximately $7,500 has been spent to date. Solicitation of proxies may be made by personal interview, mail, telephone or telegram by directors, officers, and regular employees of the Company. The Company may also request banking institutions, brokerage firms, custodians, trustees, nominees, and fiduciaries to forward solicitation material to the beneficial owners of common stock held of record by such persons. The Company will reimburse the forwarding expense.

When proxies on the enclosed form are returned, properly executed, and in time for the meeting, the shares represented thereby will be voted at the meeting. When a stockholder specifies on the proxy form a choice on a matter with respect to which a ballot is provided, the shares will be voted according to the specifications made. If a stockholder fails to so specify with respect to such proposals, the proxy will be voted for the nominees. The giving of a proxy does not preclude the right to vote in person, should the person giving the proxy so desire. The person giving the proxy has the right to revoke the same by written notice to the Secretary of the Company at any time before it has been exercised.

This proxy statement is first being sent to stockholders on or about April 7, 1997.



                                 ANNUAL REPORT


The Company's annual report for the year ended December 31, 1996, on Form 10-KSB as filed with the Securities and Exchange Commission, is enclosed herewith, but neither the report nor the financial statements included therein are incorporated in this proxy statement or are deemed to be a part of the material for the solicitation of proxies.

                  VOTING RIGHTS AND PRINCIPAL SECURITY HOLDERS

Voting rights are vested exclusively in the holders of the Company's common stock, par value $.50 per share, with each share entitled to one (1) vote on each matter coming before the meeting. Only stockholders of record at the close of business on April 6, 1997, will be entitled to receive notice of and to vote at the stockholders' meeting. On the record date, there were outstanding and entitled to be voted 168,450.73 shares of common stock of the Company.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock of the Company entitled to vote is necessary to constitute a quorum at the meeting. The shares represented by any and all proxies received by the Company will be counted towards a quorum, notwithstanding that any such proxies contain thereon an abstention or a broker non-vote. Notwithstanding the record date of April 6, 1997, specified above, the Company's stock transfer books will not be closed and shares may be transferred subsequent to the record date. However, all votes must be cast in the names of the shareholders of record on the record date.

All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative votes, abstentions and broker non-votes. The election of the nominees to the Board of Directors requires the affirmative vote of a majority of the shares of common stock represented at the Meeting and entitled to vote, provided a quorum is present. Proxies specifying "withheld" authority will have the same effect as a vote "against" the nominees, while a broker non-vote will have no effect.

If sufficient shares are not present to provide a quorum on May 6th, the meeting, after the lapse of at least half an hour, will be adjourned by those present or represented and entitled to vote. Those stockholders entitled to receive notice of and to vote will be sent written notice of an adjournment meeting to be held with a quorum of those present in person or by proxy at such meeting. Under the by-laws of the Company, any number of stockholders, in person or by proxy, will constitute a quorum at the adjournment meeting.

The following table sets forth information regarding the only persons known by management to be beneficial owners of over 5% of the Company's voting stock at April 6, 1997.

Name and Address                                    Amount & Nature              Percent
     of                                              of Beneficial                 of
Beneficial Owner                                       Ownership                Class  (2)
----------------                                    ---------------            -----------
Mason McLain (1)                                    28,408 Directly                16.86
6801 N. Broadway, Suite 300                          3,333 By Wife                  1.98
Oklahoma City, OK 73116-9092

Robert T. McLain (1)                                11,732 Directly                 6.96
6403 N. Grand, #203                                  3,333 By Wife                  1.98
Oklahoma City  OK 73116

(1) Mason McLain and Robert T. McLain are brothers.
(2) Calculations of percent of class is based on the number of shares of common stock outstanding as of April 6, 1997, excluding shares held by or for the Company.

The following table sets forth information regarding the Company's stock beneficially owned by its officers and directors at April 6, 1997. All directors are nominees for re-election as directors.

                              Title of                  Amount & Nature of                   Percent
Directors                      Class                   Beneficial Ownership                  of Class
---------                      -----                   --------------------                 ---------
Mason McLain                  Common                  28,408    Owned Directly                 16.86
                                                       3,333    By Wife                         1.98

Robert T. McLain              Common                  11,732    Owned Directly                  6.96
                                                       3,333    By Wife                         1.98

Robert L. Savage              Common                   1,269    Owned Directly                   .75
                                                       1,700    Owned as Custodian              1.01

M.D. Ralston                  Common                     381    Owned Directly                   .23

Loyd Terry                    Common                     200    Owned Directly                   .12

Jerry L. Crow                 Common                   5,379    Owned Directly                  3.19
                                                   ---------                                --------
       Total Directors                                55,735                                   33.08
                                                   =========                                ========
       Total Officers &
           Directors as a Group                       55,735                                   33.08
                                                   =========                                ========

                             DIRECTORS AND OFFICERS

The seven (7) persons named below are nominees for re-election as directors of the Company to serve until the next Annual Meeting of stockholders and until their respective successors are elected and qualified. If any nominee is unable to serve, which the Board of Directors has no reason to expect, the persons named in the accompanying proxy intend to vote for the balance of those named and, if they deem it advisable, for a substitute nominee. Each nominee has served continuously as a director since the date of his or her first election or appointment to the Board.

                                                             Position/Office Held              Continuously
    Name                           Age                           With Company                      Since
    ----                           ---                     ------------------------             -----------
(1) Mason McLain                   70                      President                            May 3, 1955
(1) Robert T. McLain               67                      1st Vice President                   May 2, 1972
(1) M. D. Ralston                  64                      Asst. Sec-Treasurer                  May 8, 1956
    Loyd Terry                     82                      None                                 May 8, 1956
    Robert L. Savage               49                      None                                 May 6, 1975
    Jerry L. Crow                  60                      2nd Vice President                   May 4, 1982
                                                           Secretary/Treasurer
    Marvin E. Harris, Jr.          45                      None                                 May 7, 1991

(1) Member of Executive Committee

The persons named below are the executive officers of the Company and at the next Board of Directors meeting to be held on May 6, 1997, all are expected to be chosen to serve another term of office in the same capacity as they are now serving:

                                                                                               Office Held
                                                             Position/Office Held              Continuously
Name                               Age                           With Company                      Since
----                               ---                     ------------------------             -----------
Mason McLain                       70                      President                            May 6, 1969
Robert T. McLain                   67                      1st Vice President                   May 4, 1976
Jerry L. Crow                      60                      2nd Vice President,                  May 4, 1982
                                                           Secretary/Treasurer

The persons named below are not directors or executive officers of the Company, but they are expected to make significant contributions to the Company.

                                                                                             Position Held
                                                             Position/Office Held             Continuously
Name                               Age                          With Company                     Since
----                               ---                     ------------------------          -----------
Cameron R. McLain                  38                      Exploration Manager               May 9, 1982
Kyle L. McLain                     42                      Production Manager                May 12, 1984

Mason McLain, Director and President, and Robert T. McLain, Director and Vice President, are brothers, and Loyd Terry, Director, is a cousin of Mason and Robert T. McLain. Cameron R. McLain, Exploration Manager and Kyle L. McLain, Production Manager are sons of Mason McLain.

MASON MCLAIN became President of the Company on May 6, 1969. He had previously served as First Vice President since May 3, 1966, and as Second Vice President since May 6, 1958. Mr. McLain devotes substantially all of his time to the affairs of the Company, although he is permitted to and does devote part of his time and efforts to the activities of affiliated and family organizations. These organizations are Mesquite Minerals, Inc., (formerly Royalty Pooling Company), Mid-American Oil Company, Lochbuie Holding Company and Lochbuie Limited Partnership, all of which are engaged in varying aspects of the oil and gas industry, Mr. McLain holds a Bachelors degree in petroleum engineering from the University of Oklahoma. Mr. McLain is also a director of Webber Investment Company, Mid-American Oil Company, Mesquite Minerals, Inc. and Lochbuie Holding Company.

ROBERT T. MCLAIN has served as Vice President of the Company since May 4, 1976. Prior to that date, he was Secretary-Treasurer of the Company from May 2, 1972. He is Chairman of the Board of Bunte' General Corporation as well as Golf USA and Mull Corporation. He had previously served as Chairman and Chief Executive Officer of Bunte' Candies, Inc., from 1972 to 1991. He devotes only a small portion of his time to the affairs of the Company. Mr. McLain holds a Bachelor of Science degree in business administration and a Bachelor of Law degree from the University of Oklahoma. Mr. McLain is also a director of Mid-American Oil Company and Mesquite Minerals, Inc.

MYRA D. RALSTON has been an employee of the Company since 1952, and was elected Assistant Secretary-Treasurer on August 31, 1973. Her duties are primarily administrative and secretarial.

LOYD TERRY has been employed as a petroleum landman for J. Lee Youngblood, an independent oil and gas producer, since 1944. He holds a Bachelor of Business Administration degree from the University of Oklahoma.

ROBERT L. SAVAGE is a Vice President with Century Investment Group, Inc.. He was previously employed as an Account Executive with Park Avenue Securities, Inc., from January, 1989 to May 1994. Mr. Savage has a Bachelors degree in business administration from Trinity University, San Antonio, Texas, and a Masters of business administration degree from Southern Methodist University, Dallas, Texas.

JERRY L. CROW was employed by the Company on April 7, 1976, and became Secretary-Treasurer on May 4, 1976. He was elected Second Vice President May 4, 1982. Mr. Crow devotes substantially all of his time to the affairs of the Company, although he devotes a part of his time and efforts to the activities of the affiliated organizations. Mr. Crow holds a Bachelors and Masters degree in business administration from West Texas A&M University and is a Certified Public Accountant in both Texas and Oklahoma. Mr. Crow is also a director of Mid-American Oil Company and Mesquite Minerals, Inc.

MARVIN E. HARRIS, JR. is President of Tetron Software, a computer software company, which he formed on January 3, 1994. Until that date he had been employed as President of RDA Services, Inc., a computer software company, since April 15, 1991. He was previously employed by Intel Corporation from 1984 until his resignation in 1991. His last position at Intel was District Sales Manager. Mr. Harris holds a Bachelor of Science degree from the University of Alabama, a Master of Science degree from the University of Alabama in Birmingham, and a Master of Business Administration degree from Southern Methodist University.

CAMERON R. MCLAIN was employed by the Company on May 9, 1982 as Exploration Manager and has served in that capacity continuously since his employment. Mr. McLain devotes substantially all of his time to Company affairs; however, he devotes a part of his time and efforts to the activities of affiliated organizations. Mr. McLain was previously employed from May, 1980 to May 1982 as a Southern Oklahoma exploration geologist for Cities Service Oil and Gas Company. Mr. McLain has a Bachelor of Science degree in geology from the University of Oklahoma and a Master of Business Administration degree from Oklahoma City University. Mr. McLain is a director of Mid-American Oil Company and an advisory director of Mesquite Minerals, Inc.

KYLE MCLAIN was employed as Production Manager for the Company on May 17, 1984 and continues to serve in that capacity. Mr. McLain devotes substantially all of his time to the affairs of the Company, although he spends a part of his time and efforts on the activities of affiliated organizations. Mr. McLain was previously employed as a reservoir engineer for Gulf Oil Corporation from May, 1980 to May, 1984. Mr. McLain has a Bachelor of Science degree in petroleum engineering from the University of Oklahoma. Mr. McLain is a director of Mesquite Minerals, Inc. and an advisory director of Mid-American Oil Company.

The Company has no standing audit, nominating or compensation committees of the Board of Directors, or Committees performing similar functions.

The Board of Directors held two meetings during the Company's year ended December 31, 1996. All directors were present at both meetings.

                            SECTION 16(a) REPORTING.

Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors, and persons beneficially owning more than 10% of the Company's stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and with the Company. Based solely on a review of the reports sent to the Company and written representations from the executive officers and directors, the Company believes that all of these persons complied with their Section 16(a) filing obligations.

                             EXECUTIVE COMPENSATION

The Company qualifies as a "small business issuer" as defined under applicable Securities and Exchange Commission Regulations; therefore, only that information as to executive compensation required of small business issuers is presented.

Compensation of Executive Officers.

The following table sets forth summary information regarding the compensation paid to Mason McLain, President, who functions as Chief Executive Officer. Information as to the compensation of other executive officers is not presented because no person's combined annual salary and bonus exceeded $100,000 during the year ended December 31, 1995.

                           SUMMARY COMPENSATION TABLE

                                                                    Annual
                                                               Cash Compensation
Name and Current                                        ------------------------------         All Other
Principal Position                Year                    Salary                 Bonus       Compensation
------------------                ----                  ----------               -----       ------------
Mason McLain                      1996                     $72,000              $6,000             $ 6,446
President                         1995                     $72,000              $6,000             $13,620
                                  1994                     $75,600              $6,300             $ 4,699

All Other Compensation includes director fees of $1,000 paid in each of the three years presented. Also included is the value of life insurance premiums paid for Mr. McLain of $5,446 in 1996 and $12,620 in 1995.

Compensation of Directors.

Directors are compensated on a per meeting basis and only for those Board meetings attended. The amount of compensation is set by a vote of the directors at each Board meeting. In the years ended December 31, 1996, 1995 and 1994, the directors were compensated in the amount of $500 for each Board meeting attended. Officers of the Company do not receive additional compensation for Committee Meetings.

                           CERTAIN RELATIONSHIPS AND
                              RELATED TRANSACTIONS


The Company is affiliated with Mesquite Minerals, Inc. (formerly Royalty Pooling Company), ("Mesquite") and Mid-American Oil Company ("Mid-American"). The Company also owns interests in certain producing and non-producing oil and gas properties as tenants in common with Mesquite and Mid-American.

Mason McLain, Robert T. McLain, Jerry L. Crow and M.D. Ralston, Directors of the Company, are Directors and officers of Mesquite. Of the outstanding common shares of Mesquite, 29.69% are beneficially owned as follows: Mason McLain, 16.69%, Robert T. McLain, 12.98% and M.D Ralston, .02%.

Mason McLain, Robert T. McLain, Jerry L. Crow and M.D. Ralston are also officers and serve as Directors of Mid-American. Of the outstanding common shares of Mid-American, 16.13% are beneficially owned as follows: Mason McLain, 11.62%; Robert T. McLain, 4.20%; Cameron R. McLain, .12%; Jerry L. Crow .06%; Kyle McLain .06%; M.D. Ralston .07%.

Mesquite and Mid-American share facilities and employees with the Company. The Company has been reimbursed for such services, facilities and miscellaneous business expenses incurred during 1996 by payments to the Company in the amount of $43,633.62 by Mesquite and $26,366,90 by Mid-American. Mesquite paid $108,978.13 and Mid-American $65,386,92 in salaries to the employees of the Company in 1996, including amounts to officers and directors of $87,637,68 for Mesquite and $52,582.61 for Mid-American. These compensation amounts are not included in the compensation of the Company's officers and directors shown elsewhere herein.


                         RELATIONSHIP WITH INDEPENDENT
                               PUBLIC ACCOUNTANTS

For the current year management will recommend the Board of Directors approve Grant Thornton as the Company's principal public accountants. Grant Thornton served in that capacity for the year ended December 31, 1996.

Representatives of Grant Thornton are not expected to be at the Annual Meeting of the stockholders; however, if questions arise which require their comments, arrangements have been made to solicit their response.


                             APPROVAL OF MINUTES OF
                                 ANNUAL MEETING

Approval of the form of minutes of the 1996 Annual Meeting does not amount to ratification of any action taken at such meeting.

                         PROPOSALS OF SECURITY HOLDERS

Proposals of security holders intended to be presented at the next Annual Meeting of the stockholders which is scheduled for May 5, 1998, should be received in the Company's offices at 6801 N. Broadway, Suite 300, Oklahoma City, Oklahoma 73116-9092, not later than Monday, December 8, 1997.

                                OTHER MATTERS

Management knows of no other business which will be presented for consideration at the Annual Meeting, other than the matters described in the Notice of Annual Meeting, but if other matters are presented, it is the intention of the persons designated as proxies or their substitutes to vote in accordance with their judgment on such matters.


                                    By Order of the Board of Directors,



                                    Mason McLain,
                                    President


Dated April 7, 1997
Oklahoma City, Oklahoma